Exhibit 1.1

Bioventus Inc.

[•] Shares of Class A Common Stock

Underwriting Agreement

[•], 2021

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Ladies and Gentlemen:

Bioventus Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [•] shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”), of the Company (the “Underwritten Shares”) and, at the option of the Underwriters, up to an additional [•] shares of Class A Common Stock of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares”. The shares of Class A Common Stock of the Company to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock”.

In connection with the offering contemplated by this Agreement, the “Transactions” (as such term is defined in the Registration Statement and the Preliminary Prospectus (each as defined below) under the caption “Transactions”) were or will be effected, pursuant to which the Company will become the sole managing member of Bioventus LLC, a Delaware limited liability company (“Holdings”), and will operate and control all of the business and affairs of Holdings and, through Holdings and its subsidiaries, conduct its business. The Company and Holdings are collectively referred to herein as the “Bioventus Parties.”

Morgan Stanley & Co. LLC (“Morgan Stanley”) has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to certain of the Company’s and its subsidiaries’ directors, officers, employees and business associates (collectively, “Participants”), as set forth in the Preliminary Prospectus (as defined below) under the heading “Underwriters” (the “Reserved Share Program”). The Shares to be sold by Morgan Stanley pursuant to the Reserved Share Program, at the direction of the Company, are referred to hereinafter as the “Reserved Shares”. Any Reserved Shares not orally confirmed for purchase by any Participant by 7:00 A.M. (New York time) of the business day immediately following the business day on which this Agreement is executed will be returned to Morgan Stanley to be reallocated as set forth in the Prospectus.

Each Bioventus Party hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-237482), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [•], 2021 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [•] [A/P].M., New York City time, on [•], 2021.

2. Purchase of the Shares by the Underwriters.

(a) The Company agrees to issue and sell the Underwritten Shares to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of $[•] (the “Purchase Price”) from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto.

In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company understands that the Underwriters intend to make a public offering of the Shares, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(c) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Shares, at the offices of Simpson Thacher & Bartlett LLP at 10:00 A.M., New York City time, on [•], 2021, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(d) Each Bioventus Party acknowledges and agrees that (i) the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Bioventus Parties with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the

Bioventus Parties or any other person and (ii) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Additionally, neither the Representatives nor any other Underwriter are advising the Bioventus Parties or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Bioventus Parties shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor the other Underwriters shall have any responsibility or liability to the Bioventus Parties with respect thereto. Any review by the Representatives and the other Underwriters of the Bioventus Parties, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Bioventus Parties. Each of the Bioventus Parties waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

3. Representations and Warranties of the Bioventus Parties. Each Bioventus Party, jointly and severally, represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Bioventus Parties make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Bioventus Parties make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Bioventus Parties make no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(d) Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication undertaken in reliance on Section 5(d) of the Securities Act (as defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

(e) Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Representatives (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit A hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications (as defined below) other than those listed on Annex B hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the Bioventus Parties’ knowledge, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the applicable requirements of the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Bioventus Parties make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(g) Financial Statements. The financial statements (including the related notes thereto) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the entities indicated as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby, except in the case of unaudited interim financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission, and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Bioventus Parties and their respective consolidated subsidiaries, as applicable, and presents fairly in all material respects the information shown thereby; all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act in all material respects, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) No Material Adverse Change. Since the date of the most recent financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any material change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt of any Bioventus Party or any of its subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by any Bioventus Party on any class of capital stock, or any material adverse change, or any development that would be reasonably expected to involve a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity or results of operations of the Bioventus Parties and their subsidiaries taken as a whole; (ii) none of the Bioventus Parties or any of their respective subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Bioventus Parties and their subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Bioventus Parties and their subsidiaries taken as a whole; and (iii) none of the Bioventus Parties or any of their respective subsidiaries has sustained any loss or interference with its business that is material to the Bioventus Parties and their subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i) Organization and Good Standing. Each Bioventus Party and each of its subsidiaries have been duly organized and are validly existing and in good standing (or the jurisdictional equivalent) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Bioventus Parties and their subsidiaries taken as a whole or on the performance by the Bioventus Parties of their respective obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The Bioventus Parties do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.

(j) Capitalization. Each Bioventus Party has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of each Bioventus Party have been duly and validly authorized and issued and are fully paid and non-assessable and, upon consummation of the Transactions, will not be subject to any pre-emptive or similar rights which have not been duly and validly waived or satisfied; except as described in or expressly contemplated by the Pricing Disclosure Package and the Prospectus, upon consummation of the Transactions, there will be no outstanding rights (including, without limitation, pre-emptive rights that have not been duly waived or satisfied), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any Bioventus Party or any of their subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interests of any such Bioventus Party or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; upon consummation of the

Transactions, the capital stock of the Company and the equity interests of Holdings will conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by each Bioventus Party have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) and are owned directly or indirectly by such Bioventus Party, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except for any lien charge, encumbrance, security interest, restriction on voting or transfer or any other claim under Holdings’ senior secured credit facilities.

(k) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of any Bioventus Party or its subsidiaries (collectively, the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors or managers (or a duly constituted and authorized committee thereof) of the applicable Bioventus Party and any required stockholder or member approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) and all other applicable laws and regulatory rules or requirements, including the rules of The Nasdaq Global Market and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the applicable Bioventus Party, except, in the case of clauses (i) through (iv) above, as would not reasonably be excepted to have a Material Adverse Effect.

(l) Due Authorization. Each Bioventus Party has corporate or limited liability company, as applicable, power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(m) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each Bioventus Party.

(n) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and upon consummation of the Transactions, the issuance of the Shares will not be subject to any preemptive or similar rights that have not been duly waived or satisfied.

(o) Other Transaction Documents. Each of (i) the tax receivable agreement among the Company, Holdings and Smith & Nephew, Inc., (ii) the registration rights agreement among the Company and the Original LLC Owners (as defined in the Registration Statement); (iii) the stockholders agreement among the Company, Holdings and the Principle Stockholders (as defined therein), (iv) the amended and restated certificate of incorporation of the Company and (v) the Second Amended and Restated Limited Liability Company Agreement (the “Holdings LLCA”) of Holdings (collectively with this Agreement, the “Transaction Documents”), in each case, to be entered into on or prior to the Closing Date, has been duly authorized by each Bioventus Party and, when duly executed and delivered by each party thereto, will constitute a valid and legally binding agreement of each such Bioventus Party enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(p) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q) No Violation or Default. None of the Bioventus Parties or any of their respective subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Bioventus Party or any of its subsidiaries is a party or by which any Bioventus Party or any of its subsidiaries is bound or to which any of the property or assets of any Bioventus Party or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to any Bioventus Party or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over any Bioventus party or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) No Conflicts. The execution, delivery and performance by each Bioventus Party of each of the Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation of the Transactions contemplated by the Transaction Documents or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Bioventus Party or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any Bioventus Party or any of its subsidiaries is a party or by which any Bioventus Party or any of its subsidiaries is bound or to which any of the property or assets of any Bioventus Party or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of any Bioventus Party or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to any Bioventus Party or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over any Bioventus Party or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each Bioventus Party of each of the Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

(t) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings pending to which any Bioventus Party or any of its subsidiaries is or, to the knowledge of the Bioventus Parties, may be a party or to which any property of any Bioventus Party or any of its subsidiaries is or, to the knowledge of the Bioventus Parties, may be the subject that, individually or in the aggregate, if determined adversely to any Bioventus Party or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the knowledge of the Bioventus Parties, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(u) Independent Accountants. Each of Grant Thornton LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, Holdings and their respective subsidiaries, is an independent registered public accounting firm with respect to the Company, Holdings and their respective subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(v) Title to Real and Personal Property. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each Bioventus Party and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of each such Bioventus Party and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by such Bioventus Party and its subsidiaries (ii) are imposed by Holdings’ senior secured credit facilities or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w) Title to Intellectual Property. Each Bioventus Party and its subsidiaries own or possesss adequate rights to all material patents, patent applications, trademarks, service marks, trade names, trademark applications and registrations, service mark registrations, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, methods, processes or procedures) (collectively, “Intellectual Property Rights”) used in the conduct of their respective businesses as currently conducted and as currently proposed to be conducted in the Registration Statement, Pricing Disclosure Package and Prospectus. The conduct of their respective businesses does not conflict in any respect with any Intellectual Property Rights of others in any manner which could reasonably be expected to result in a Material Adverse Effect. None of the Bioventus Parties nor any of their respective subsidiaries have received any notice of any actual or threatened claim of infringement, misappropriation or conflict with the Intellectual Property Rights of others in connection with their owned or licensed Intellectual Property Rights or the conduct of their respective businesses, which could reasonably be expected to result in a Material Adverse Effect.

(x) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among any Bioventus Party or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of any Bioventus Party or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(y) Investment Company Act. Each Bioventus Party is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(z) Taxes. Each Bioventus Party and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid and filed all tax returns required to be filed through the date hereof, in each case except for such failures to pay or file that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and there is no tax deficiency that has been, or would reasonably be expected to be, asserted against any Bioventus Party or any of its subsidiaries or any of their respective properties or assets, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(aa) Licenses and Permits. Each Bioventus Party and its subsidiaries possess all material licenses, certificates, permits and other authorizations (“Permits”) issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities (“Governmental Entities”) that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Bioventus Parties or any of their respective subsidiaries has received notice of any revocation or material adverse modification of any such Permit and to the knowledge of the Bioventus Parties, there are no facts reasonably likely to result in the Governmental Entities’ decision not to renew or reissue any such Permit in the ordinary course.

(bb) No Labor Disputes. No labor disturbance by or dispute with employees of any Bioventus Party or any of its subsidiaries exists or, to the knowledge of the Bioventus Parties, is contemplated or threatened, and no Bioventus Party is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(cc) Clinical Data and Regulatory Compliance. The preclinical tests and the clinical trials conducted or sponsored by or on behalf of any Bioventus Party or its subsidiaries that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus (collectively, “Studies”) were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with accepted professional medical and scientific research procedures and standards and all applicable laws, rules and regulations of any Regulatory Agency (as defined below); each description of the results of such Studies in the Registration Statement, the Pricing Disclosure Package and the Prospectus is, in all material respects, accurate and fairly presents the data derived from such Studies, and the Bioventus Parties and their subsidiaries have no knowledge of any other Studies the results of which would reasonably call into question the results described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus when viewed in the context in which such results are described and the clinical state of development; and none of the Bioventus Parties or any of their respective subsidiaries has received any written notice of, or written correspondence from, any Regulatory Agency (as defined below) requiring the termination, suspension or material adverse modification, other than any modification in the ordinary course, of any Studies.

(dd) Compliance with Health Care Laws. Each Bioventus Party and its subsidiaries are and have been in material compliance with the Health Care Laws (as defined below) since three years prior to the date hereof. For purposes of this Agreement, the “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder; (ii) all applicable U.S. federal, state, local and all applicable foreign health care related fraud and abuse laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. Civil False Claims Act (31 U.S.C. §§ 3729 et seq.), 18 U.S.C. Sections 286 and 287, the federal health care program false statement law (42 U.S.C. § 1320a-7b(a)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. §§ 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), applicable Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act) laws, and the statutes of applicable government funded or sponsored health care programs, and the regulations promulgated pursuant to such statutes; (iii) the Administrative Simplification provisions of HIPAA, the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), and the regulations promulgated thereunder and any applicable state or non-U.S. counterpart thereof or other law or regulation the purpose of which is to protect the data and/or privacy of individuals or prescribers; (iv) applicable provisions of the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, and the regulations promulgated thereunder; (v) the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h); and (vii) quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies, each as applicable to each Bioventus Party and its subsidiaries. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or that, individually or in the aggregate, if determined adversely to any Bioventus Party or any of its subsidiaries, would not reasonably be expected to have a Material Adverse Effect, none of the Bioventus Parties or any of their respective subsidiaries has, since three years prior to the date hereof, received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority (including any unresolved Form 483 from the U.S. Food and Drug Administration) alleging that any product, operation or activity is in violation of any Health Care Laws (other than any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action which has been resolved without the payment of any fine or penalty on the part of any Bioventus Party or its subsidiaries) nor, to the knowledge of the Bioventus Parties, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (x) the Bioventus Parties and their subsidiaries have filed, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and (y) all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission). None of the Bioventus Parties or any of their respective subsidiaries is a party to any material corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any governmental or regulatory authority, or has any reporting obligations, plan of correction or other remedial measures entered into pursuant to any such agreement entered into with, or such decree or order issued by, any such governmental or regulatory authority. Additionally, none of the Bioventus Parties or any of their respective subsidiaries nor any of their respective employees, officers or directors is listed as excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Bioventus Parties, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

(ee) Health Care Authorizations. The Bioventus Parties and their subsidiaries have submitted and possess, or qualify for applicable exemptions to, such valid and current registrations, listings, approvals, clearances, licenses, certificates, authorizations or permits and supplements or amendments thereto (collectively, the “Authorizations”) issued or required by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, including, without limitation, all such Authorizations required by the United States Food and Drug Administration (the “FDA”), the United States Department of Health and Human Services (“HHS”), the European Medicines Agency (“EMA”) or any other state, federal or foreign agencies or bodies engaged in the regulation of medical devices (including diagnostic products) or human tissue products (each, a “Regulatory Agency”), except where the failure to submit and possess, or to qualify for applicable exemptions, would not, in individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Bioventus Parties or any of their respective subsidiaries has received any written notice of proceedings relating to the revocation, limitation, suspension or material adverse modification of, or material non-compliance with, any such Authorization.

(ff) Health Care Products. The ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of products by each Bioventus Party and its subsidiaries or, to the knowledge of the Bioventus Parties, on behalf of any Bioventus Party or any of its subsidiaries, is being conducted in compliance in all material respects with all Health Care Laws, including, without limitation, the FDA’s current good manufacturing practice regulations at 21 CFR Part 820, and, to the extent applicable, any counterpart thereof promulgated by governmental authorities in countries outside the United States. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each Bioventus Party has not had any manufacturing site (whether owned by such Bioventus Party or its subsidiaries) or by any third-party manufacturer of the Bioventus Parties’ products subject to a governmental authority (including FDA) shutdown or import or export prohibition, nor received any FDA or other governmental authority “warning letters,” “untitled letters,” written requests to make changes to the products of each Bioventus Party or its subsidiaries, processes or operations, or similar written correspondence or notice from the FDA or other governmental authority alleging or asserting material noncompliance with any Health Care Laws, other than those that have been satisfactorily addressed and/or closed with the FDA or other governmental authority. To the knowledge of the Bioventus Parties, neither the FDA nor any other governmental authority is considering such action.

(gg) No Safety Notices. (i) There have been no recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of products of the Bioventus Parties (“Safety Notices”) and (ii) to the knowledge of the Bioventus Parties, there are no facts that would be reasonably likely to result in (x) a Safety Notice with respect to the products or services of any Bioventus Party or its subsidiaries, (y) a change in labeling of any of the products or services of any Bioventus Party or its subsidiaries, or (z) a termination or suspension of marketing or testing of any of the products or services of any Bioventus Party or its subsidiaries, except, in each of cases (x), (y) or (z) such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(hh) Privacy Compliance. Each Bioventus Party and its subsidiaries have complied, and are presently in compliance, in all material respects, with their privacy policies and other legal and contractual obligations regarding the collection, processing, use, transfer, storage, protection, disposal and disclosure by the Bioventus Parties and its subsidiaries of personally identifiable information and/or any other regulated information collected, processed, or used by the Company or provided by third parties, including without limitation the European Union General Data Protection Regulation. Each Bioventus Party and its subsidiaries have taken commercially reasonable steps to protect the information technology systems, software, and data (“IT Assets”) used in connection with the operation of each Bioventus Party and/or its subsidiaries, and the IT Assets are free of material bugs, defects, errors or other corruptants. Each Bioventus Party and its subsidiaries have used commercially reasonable efforts to protect the security, integrity and continuous operations of its IT Assets and to establish, and have established, commercially reasonable disaster recovery and security plans, procedures and facilities for each of their businesses, including, without limitation, for the IT Assets held or used by or on behalf of or for the Bioventus Parties and/or any of its subsidiaries. There has been no breach, violation, unauthorized access to or other compromise relating to any such IT Asset (or the data stored thereon) requiring notice to any third party under applicable state or federal law or which did not result in the payment of any fine or penalty on the part of, and which has since been resolved without material liability to, any Bioventus Party or any of its subsidiaries.

(ii) Healthcare Programs. None of the Bioventus Parties, their respective subsidiaries, officers, directors or employees or, to the Bioventus Parties’ knowledge, their agents or contractors, has been or is currently excluded from participation in the Medicare and Medicaid programs or any other state or federal health care program. None of the Bioventus Parties nor their respective subsidiaries have engaged in activities which are reasonable cause for civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other state health care program or federal health care program.

(jj) [Reserved].

(kk) Compliance with and Liability under Environmental Laws. (i) Each Bioventus Party and its subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to any Bioventus Party or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or that are known to be contemplated, against any Bioventus Party or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) none of the Bioventus Parties or any of their respective subsidiaries is aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a material adverse effect on the capital expenditures, earnings or competitive position of the Bioventus Parties and their subsidiaries, and (c) none of the Bioventus Parties or any of their respective subsidiaries currently anticipates material capital expenditures relating to any Environmental Laws.

(ll) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by any Bioventus Party or any of its subsidiaries (or, to the knowledge of the Bioventus Parties and their subsidiaries, any predecessor for whose acts or omissions any Bioventus Party or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by any Bioventus Party or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into, from or through any building or structure.

(mm) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which any Bioventus Party or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; (vi) no Bioventus Party or any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan, except in each case with respect to the events or conditions set forth in (i) through (vii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect. Except as could not reasonably be expected to result in material liability to the Bioventus Parties or their subsidiaries, none of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all Plans by any Bioventus Party or its subsidiaries in the current fiscal year of such Bioventus Party or its subsidiaries compared to the amount of such contributions made in such Bioventus Party’s or its subsidiaries’ most recently completed fiscal year; or (y) a material increase in a Bioventus Party’s and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in such Bioventus Party and its subsidiaries’ most recently completed fiscal year.

(nn) Disclosure Controls. Each Bioventus Parties and its subsidiaries maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the applicable requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by any Bioventus Party in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Bioventus Party’s management as appropriate to allow timely decisions regarding required disclosure.

(oo) Accounting Controls. Each Bioventus Party and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in any Bioventus Party’s internal controls. The auditors of each Bioventus Party and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect such Bioventus Party’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, known to the Bioventus Parties, that involves management or other employees who have a significant role in such Bioventus Party’s internal controls over financial reporting.

(pp) Insurance. Each Bioventus Party and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate, in the reasonable judgment of the Bioventus Parties, for the conduct of the business of such Bioventus Party and their subsidiaries and their respective properties; and none of the Bioventus Parties or their respective subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except in the case of each of clauses (i) and (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(qq) No Unlawful Payments. None of the Bioventus Parties or any of their respective subsidiaries or, to the knowledge of the Bioventus Parties, after due inquiry, any director, officer, employee or affiliate of any Bioventus Party or any of its subsidiaries or any agent or other person acting on behalf of any Bioventus Party or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law (“Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. None of the Bioventus Parties or any of their respective subsidiaries will directly or indirectly use the proceeds of the offering or lend, contribute or otherwise make available such proceeds to any subsidiary or any person or entity in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person or entity in violation of any Anti-Corruption Laws. Each Bioventus Party and its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all Anti-Corruption Laws.

(rr) Compliance with Anti-Money Laundering Laws. The operations of each Bioventus Party and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), as amended, the applicable money laundering statutes of all jurisdictions where any Bioventus Party or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Bioventus Party or any of its subsidiaries with respect to an alleged failure to comply with the Anti-Money Laundering Laws is pending or, to the knowledge of the Bioventus Parties, threatened.

(ss) No Conflicts with Sanctions Laws. None of the Bioventus Parties or any of their respective subsidiaries, or, to the knowledge of the Bioventus Parties, after due inquiry, any director, officer, affiliate or employee of any Bioventus Party or any of its subsidiaries or any agent or other person acting on behalf of any Bioventus Party or any of its subsidiaries is, or is owned or controlled by one or more Persons that are, currently the subject or target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is any Bioventus Party or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Crimea, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Bioventus Parties and their subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(tt) No Restrictions on Subsidiaries. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to Holdings’ senior secured credit facilities, no subsidiary of any Bioventus Party is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to any Bioventus Party, from making any other distribution on such subsidiary’s capital stock, from repaying to any Bioventus Party any loans or advances to such subsidiary from such Bioventus Party or from transferring any of such subsidiary’s properties or assets to any Bioventus Party or any other subsidiary of any Bioventus Party.

(uu) No Broker’s Fees. None of the Bioventus Parties or any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any Bioventus Party or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(vv) No Registration Rights. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require any Bioventus Party or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(ww) No Stabilization. Neither the Bioventus Parties nor any of their subsidiaries or, to the Bioventus Parties’ knowledge, affiliates have taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(xx) Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(yy) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(zz) Statistical and Market Data. Nothing has come to the attention of any Bioventus Party that has caused such Bioventus Party to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(aaa) Compliance with Laws in connection with the Reserved Share Program. The Registration Statement, the Pricing Disclosure Package and the Prospectus comply, and any amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Pricing Disclosure Package and the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Reserved Share Program.

(bbb) No Consent in connection with the Reserved Share Program. No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required under the securities laws and regulations of the foreign jurisdictions in which the Reserved Shares are offered outside the United States.

(ccc) No Unlawful Offer under the Reserved Share Program. The Company has not offered, or caused Morgan Stanley or any Morgan Stanley Entity (as defined in Section 7(g)(i)) to offer, Shares to any person pursuant to the Reserved Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(ddd) Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder that are then in effect and which the Company is required to comply with as of the effectiveness of the Registration Statement.

(eee) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(fff) No Ratings. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by any Bioventus Party or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act.

4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement, in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, upon request, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Shares and, if any such order is issued, will use its best efforts to obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i)

any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have furnished such statements to its security holders and the Representatives to the extent that they are filed on the Commission’s Electronic Gathering, Analysis and Retrieval system (“EDGAR”).

(h) Clear Market. For a period of 180 days after the date of the Prospectus, the Company will not, and will not publicly disclose an intention to, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any shares of Stock or Class B common stock, par value $0.001 per share of the Company (together with the Stock, the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock, including limited liability company interests in Holdings (“LLC Interests”) convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, regardless of whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (1) the Shares to be sold hereunder, (2) pursuant to the Holdings LLCA and (3) otherwise in connection with the Transactions.

The restrictions described above do not apply to (i) the issuance of shares of Stock, LLC Interests or other securities convertible into or exercisable for shares of Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of RSUs (including net settlement), in each case outstanding on the date of this Agreement and described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) grants of stock options, stock awards, restricted stock, RSUs, or other equity awards and the issuance of shares of Stock or securities convertible into or exercisable or exchangeable for shares of Stock (whether upon the exercise of stock options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction or (iv) shares of Stock or other securities issued in connection with any acquisitions, strategic investments or any other transaction that includes a bona fide commercial relationship with the Company or any of its subsidiaries (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements), provided that (x) the aggregate number of shares of Stock issued pursuant to this clause (iv) shall not exceed 10% of the total number of shares of Stock outstanding as of the Closing Date and (y) each recipient of such Stock shall execute and deliver to the Representatives a letter substantially in the form of Exhibit D hereto.

If the Representatives in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 6(l) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of proceeds”.

(j) No Stabilization. Neither the Company nor its subsidiaries or affiliates will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(k) Exchange Listing. The Company will use its best efforts to list for quotation the Shares on The Nasdaq Global Market.

(l) Reports. For a period of two years from the date of this Agreement, the Company will furnish to the Representatives, as soon as commercially reasonable after the date that they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o) Emerging Growth Company. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 4(h) hereof.

(p) Certification Regarding Beneficial Owners of Legal Entity Customers. Each of the Bioventus Parties will deliver to each Underwriter (or its agent), on or prior to the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and each of the Bioventus Parties undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing certification.

(q) Compliance in connection with the Reserved Share Program. The Company will comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Reserved Share Program.

5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show approved in advance by the Company), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of each Bioventus Party contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of each Bioventus Party and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate from each Bioventus Party signed by the chief financial officer or chief accounting officer and one additional senior executive officer of such Bioventus Party who is reasonably satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 3(b) and 3(f) hereof are true and correct, (ii) confirming that the other representations and warranties of each Bioventus Party in this Agreement are true and correct in all material respects and that each Bioventus Party has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above.

(e) CFO Certificate. The Representatives shall have received on and as of the date of this Agreement and on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate from the Company signed by the chief financial officer, in form and substance satisfactory to the Representatives, stating the conclusions and findings of such individual, in his or her capacity as chief financial officer of the Company, with respect to the financial information and other matters requested by the Representatives.

(f) Comfort Letters. (i) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Grant Thornton LLP, which has audited the financial statements of Holdings and its subsidiaries as of and for the period ended December 31, 2019, shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be. (ii) On the date of this Agreement, Pricewaterhouse Coopers LLP, which has audited the financial statements of Holdings and its subsidiaries as of and for the period ended December 31, 2018, shall have furnished to the Representatives, at the request of the Company, a letter, dated the date of this Agreement and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) Opinion and 10b-5 Statement of Counsel for the Company. Latham & Watkins LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(h) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance and Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(j) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of each Bioventus Party and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k) Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on The Nasdaq Global Market, subject to official notice of issuance.

(l) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between you and the shareholders, officers and directors of the Bioventus Parties listed on Schedule 2 hereto relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(m) Organizational Transactions. Prior to or substantially concurrent with the issuance of the Underwritten Shares and payment therefor in accordance with this Agreement, the Transactions shall have been consummated in a manner consistent in all material respects with the descriptions thereof in the Registration Statement, Pricing Disclosure Package and the Prospectus.

(n) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Bioventus Parties shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters on the Closing Date or the Additional Closing Date, as applicable, it being agreed that payment for and delivery of the Shares will be conclusive evidence that such documents are satisfactory.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters. Each Bioventus Party, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus (or any amendment or supplement thereto), the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Testing-the-Waters Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (b) below.

(b) Indemnification of the Bioventus Parties. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Bioventus Party, the directors of the Company, the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting”, and the information contained in the twelfth paragraph under the caption “Underwriting” relating to price stabilization, short positions and penalty bids.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred, upon receipt from the Indemnified Person of a written request for payment thereof accompanied by a written statement with reasonable supporting detail of such fees and expenses. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Bioventus Parties, the directors of the Company, the officers of the Company who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than (A) 60 days after receipt by the Indemnifying Person of such request and (B) 60 days after receipt by the Indemnifying Person of the proposed terms of such settlement and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement, unless, in each case, the amount of such fees and expenses is being actively disputed in good faith. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Bioventus Parties, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Bioventus Parties, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Bioventus Parties, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Bioventus Parties, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Bioventus Parties or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Bioventus Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (d) and (e) are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

(g) Reserved Share Program Indemnification.

(i) Each Bioventus Party, jointly and severally, agrees to indemnify and hold harmless Morgan Stanley, each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Morgan Stanley within the meaning of Rule 405 of the Securities Act (“Morgan Stanley Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with defending or investigating any such action or claim, as such fees and expenses are incurred) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Bioventus Parties for distribution to Participants in connection with the Reserved Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Reserved Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Reserved Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities.

(ii) In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to Section 7(g)(i), the Morgan Stanley Entity seeking indemnity, shall promptly notify the Bioventus Parties in writing and the Bioventus Parties, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any others the Bioventus Parties may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Bioventus Parties shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both a Bioventus Party and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The

Bioventus Parties shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such separate firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley. The Bioventus Parties shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Bioventus Party, jointly and severally, agrees to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Morgan Stanley Entity shall have requested the Bioventus Parties to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, each Bioventus Party, jointly and severally, agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Bioventus Parties of the aforesaid request and (ii) the Bioventus Parties shall not have reimbursed the Morgan Stanley Entity in accordance with such request prior to the date of such settlement, unless, in each case, the amount of such fees and expenses is being actively disputed in good faith. The Bioventus Parties shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

(iii) To the extent the indemnification provided for in Section 7(g)(i) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Bioventus Party, jointly and severally, in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Bioventus Parties on the one hand and the Morgan Stanley Entities on the other hand from the offering of the Reserved Shares or (ii) if the allocation provided by clause 7(g)(iii)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(g)(iii)(i) above but also the relative fault of the Bioventus Parties on the one hand and of the Morgan Stanley Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Bioventus Parties on the one hand and the Morgan Stanley Entities on the other hand in connection with the offering of the Reserved Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Reserved Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Reserved Shares, bear to the aggregate Public Offering Price of the Reserved Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Bioventus Parties on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Bioventus Parties or by the Morgan Stanley Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(iv) The Bioventus Parties and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to Section 7(g)(iii) above were determined by pro rata allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(g)(iii). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 7(g)(iii) above, no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Reserved Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7(g) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(v) The indemnity and contribution provisions contained in this Section 7(g) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Reserved Shares.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by any Bioventus Party shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

10. Defaulting Underwriter.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons reasonably satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Bioventus Parties, except that each Bioventus Party will continue to be jointly and severally liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Bioventus Parties or any non-defaulting Underwriter for damages caused by its default.

11. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Bioventus Parties will, jointly and severally, pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any transfer or other taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the

Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonably incurred fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA, provided that the aggregate amount payable by the Company pursuant to clauses (v) and (viii) shall not exceed $35,000; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; provided that any expenses or costs associated with any chartered plane used in connection with any “road show” presentation to potential investors will be paid 50% by the Company and 50% by the Underwriters; (x) all expenses and application fees related to the listing of the Shares on The Nasdaq Global Market and (xi) all fees and disbursements of counsel incurred by Morgan Stanley in connection with the Reserved Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by Morgan Stanley in connection with the Reserved Share Program. It is agreed that, except as specifically provided in this Section 11 and as otherwise contemplated in Section 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Bioventus Parties agree, jointly and severally, to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby. For the avoidance of doubt, it is understood that the Bioventus Parties shall not pay or reimburse any costs, fees or expenses incurred by any Underwriter that defaults on its obligations to purchase the Shares.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Bioventus Parties and the Underwriters contained in this Agreement or made by or on behalf of the Bioventus Parties or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Bioventus Parties or the Underwriters, or the directors, officers, controlling persons or affiliates referred to in Section 7 hereof.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; c/o J. P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk; c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department. Notices to the Company shall be given to it at Bioventus Inc., 4721 Emperor Boulevard, Suite 400, Durham, North Carolina 27703; Attention: [General Counsel].

(b) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(c) Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 15(c):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,
BIOVENTUS INC.

By:
Name:
Title:

BIOVENTUS LLC

By:
Name:
Title:

Accepted: As of the date first written above
For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

J. P. MORGAN SECURITIES LLC

By:
Authorized Signatory

GOLDMAN SACHS & CO. LLC

By:
Authorized Signatory

Schedule 1

Underwriter	Number of Shares
Morgan Stanley & Co. LLC	[•]
J. P. Morgan Securities LLC	[•]
Goldman Sachs & Co. LLC	[•]
Canaccord Genuity Securities LLC	[•]

Total	[•]

Schedule 2

List of Persons and Entities Subject to Lock-up

Smith & Nephew, Inc.

Smith & Nephew OUS, Inc.1

Smith & Nephew (Europe) B.V.

EW Healthcare Partners Acquisition Fund, L.P.

Spindletop Healthcare Capital L.P.

Pantheon Global Co-Investment Opportunities Fund L.P.

Ampersand CF Limited Partnership

Ampersand 2020 Limited Partnership

Alta Partners VIII, L.P.

White Pine Medical LLC

Kenneth M. Reali

Gergory O. Anglum

John E. Nosenzo

Anthony D’Adamio

Katrina Church

Alessandra Pavesio

William A. Hawkins

Philip G. Cowdy

Guido J. Neels

Guy P. Nohra

David J. Parker

Martin P. Sutter

Susan M. Stalnecker

[1]

Upon consummation of the Public Offering, Smith & Nephew OUS, Inc. will no longer be in existence and Smith & Nephew, Inc. and Smith & Nephew (Europe) B.V. will be the only S+N entities subject to lock-up.

Annex A

a. Pricing Disclosure Package

[List each Issuer Free Writing Prospectus to be included in the Pricing Disclosure Package]

b. Pricing Information Provided Orally by Underwriters

Public offering price per share: $ [    ]

Number of Underwritten Shares: [    ]

Number of Option Shares: [    ]

Annex B

Written Testing-the-Waters Communications

[None.]

Exhibit A

EGC – Testing the waters authorization (to be delivered by the issuer to Morgan Stanley, J.P.

Morgan and Goldman Sachs in letter form)

[COMPANY LETTERHEAD]

[Date], 2021

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

To Whom It May Concern:

In reliance on Section 5(d) of and/or Rule 163B under the Securities Act of 1933, as amended (the “Act”), Bioventus Inc. (the “Issuer”) hereby authorizes Morgan Stanley & Co. LLC (“Morgan Stanley”), J.P. Morgan Securities LLC (“J.P. Morgan”), and Goldman Sachs & Co. LLC (“Goldman Sachs”) and their respective affiliates and employees (the “Authorized Underwriters”), to act on behalf of the Issuer in undertaking oral and written communications with potential investors that are, or are reasonably believed to be, “qualified institutional buyers,” as defined in Rule 144A under the Act, or institutions that are, or are reasonably believed to be, “accredited investors,” as defined in Regulation D under the Act, to determine whether such investors might have an interest in the Issuer’s contemplated initial public offering (“Testing-the-Waters Communications”) in the United States. A “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act. Any Written Testing-the-Waters Communication shall be subject to prior approval by the Issuer’s Chief Financial Officer prior to its dissemination to a potential investor, provided, however, that no such approval shall be required for any written communication that is administrative in nature (i.e., scheduling meetings) or that solely contains information already contained in a communication previously approved by the Issuer. The Issuer has advised the Authorized Underwriters that it does not intend to provide or authorize any written communications to potential investors other than communications that are solely administrative in nature.

The Issuer represents that (i) except as disclosed to the Authorized Underwriters, it has not alone engaged in any Testing-the-Waters Communication and (ii) it has not authorized anyone other than the Authorized Underwriters to engage in Testing-the-Waters Communications. The Issuer agrees that it shall not authorize any other third party to engage on its behalf in oral or written communications with potential investors without the written consent of Morgan Stanley, J.P. Morgan and Goldman Sachs. The Issuer also represents that, as of the date hereof, it is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). The Issuer agrees to promptly notify the Authorized Underwriters in writing if the Issuer hereafter ceases to be an Emerging Growth Company while this authorization is in effect.

If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at that subsequent time, not misleading, the Issuer will promptly notify the Authorized Underwriters and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

Nothing in this authorization is intended to limit or otherwise affect the ability of the Authorized Underwriters, to engage in communications in which they could otherwise lawfully engage in the absence of this authorization, including, without limitation, any written communication containing only one or more of the statements specified under Rule 134(a) under the Act. This authorization shall remain in effect until the Issuer has provided to the Authorized Underwriters a written notice revoking this authorization. All notices as described herein shall be sent by email to the attention of Chris.Rigoli@morganstanley.com, David.Ke@jpmorgan.com and Danielle.Freeman@gs.com.

Sincerely,

[__]

Name:
Title:

Exhibit B

[Form of Waiver of Lock-up]

MORGAN STANLEY & CO. LLC

J.P. MORGAN SECURITIES LLC

GOLDMAN SACHS & CO. LLC

Bioventus Inc.

Public Offering of Common Stock

, 20__

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Bioventus Inc. (the “Company”) of ______ shares of Class A Common Stock, $0.001 par value (the “Common Stock”), of the Company and the lock-up letter dated __________________, 2021 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated __________________, 2021, with respect to ______ shares of Common Stock (the “Shares”).

Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective __________________, 20212 ; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

      [Signature of Morgan Stanley & Co. LLC Representative]

[Name of Morgan Stanley & Co. LLC Representative]

[2]	Insert date of anticipated waiver or release which generally will not be less than three business days after the date of the release letter.

      [Signature of J.P. Morgan Securities LLC Representative]

[Name of J.P. Morgan Securities LLC Representative]

      [Signature of Goldman Sachs & Co. LLC Representative]

[Name of Goldman Sachs & Co. LLC Representative]

cc: Bioventus Inc.

Exhibit C

[Form of Press Release]

Bioventus Inc.

[Date]

Bioventus Inc. (“Company”) announced today that Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, book-running managers in the Company’s recent public sale of shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to    shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on ____________________ 2021, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit D

FORM OF LOCK-UP AGREEMENT

, 2021

MORGAN STANLEY & CO. LLC

J. P. MORGAN SECURITIES LLC

GOLDMAN SACHS & CO. LLC

As Representatives of

the several Underwriters listed in

Schedule 1 to the Underwriting

Agreement referred to below

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

United States of America

c/o J. P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

United States of America

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

United States of America

Re: BIOVENTUS INC. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Bioventus Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of Class A Common Stock, $0.001 per share par value (“Class A Common Stock”) of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Class A Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, and will not cause any direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) to, during the period (the “Lock-up Period”) beginning on the date hereof and ending at the close of business 180 days after the date of the final prospectus (the “Prospectus”) relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or Class B Common Stock, $0.001 per share par value, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (including without limitation, options or warrants to purchase Common Stock and limited liability company interests in Bioventus LLC (the “LLC Interests” and, together with the Common Stock, the “Securities”) or such other Securities which may be deemed to be beneficially owned (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Securities which may be issued upon exercise of a stock option or warrant (any such securities described in this clause (1), the “Restricted Securities”)), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Restricted Securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to the registration of any Restricted Securities, or (4) publicly disclose the intention to do any of the foregoing; provided that, for the avoidance of doubt, to the extent the undersigned has demand and/or piggyback registration rights, the foregoing shall not prohibit the undersigned from notifying the Company privately that it is or will be exercising its demand and/or piggyback registration rights following the expiration of the Lock-Up Period and undertaking preparations related thereto, including confidential submission of a registration statement with the United States Securities and Exchange Commission (the “SEC”). The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Restricted Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The foregoing restrictions shall not apply to:

(A) the Securities to be sold pursuant to the Underwriting Agreement;

(B) transfers of Restricted Securities as a bona fide gift or gifts, or for bona fide estate planning purposes;

(C) transfers of Restricted Securities by will, other testamentary document or intestacy;

(D) transfers of Restricted Securities to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin);

(E) transfers of Restricted Securities to a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned (if the undersigned is a corporation, partnership, LLC or other entity), or is wholly owned by the undersigned and/or members of the undersigned’s immediate family;

(F) transfers of Restricted Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (B) through (E) above.

(G) if the undersigned is a corporation, partnership, LLC, trust or other business entity, transfers of Restricted Securities (A) to another corporation, partnership, LLC, trust or other business entity that is an affiliate (as defined above) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to members or shareholders or other holders of equity interests of the undersigned;

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(H) exchanges of LLC Interests for shares of Common Stock pursuant to that certain Second Amended and Restated Limited Liability Company Agreement of Bioventus LLC to be entered into or by the Continuing LLC Owner (as defined in the Pricing Disclosure Package) in the manner set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(I) transfers of Restricted Securities to the Company, Bioventus LLC or other Bioventus Parties (as defined in the form of the Underwriting Agreement that is publicly filed in connection with the Public Offering) (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option granted by the Company, Bioventus LLC or other Bioventus Parties pursuant to employee benefit plans or arrangements described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option or the vesting of any equity incentive option or award granted by the Company, Bioventus LLC or other Bioventus Parties pursuant to employee benefit plans or arrangements described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in connection with tax or other obligations as a result of testate succession or intestate distribution, in each case on a “cashless” or “net exercise” basis (the term “cashless” or “net” exercise being intended to include the sale of a portion of the Restricted Securities subject to such incentive option or award to the Company); provided that, in each case, if the undersigned is required to file a report under the Exchange Act, related thereto, such report shall include a statement (in addition to the use of the appropriate transaction code required to be included in such report) to the effect that the filing relates to the “cashless” or “net exercise” of such options and/or the satisfaction of tax withholding obligations in connection with the exercise or vesting of such options or awards or testate succession or intestate distribution, as applicable;

(J) transfers of Restricted Securities that occur by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

(K) transfers of Restricted Securities to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee;

(L) transactions of Restricted Securities acquired in open market transactions after the completion of the Public Offering;

(M) entry into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act for the transfer of Restricted Securities; provided that such plan does not provide for the transfer of Restricted Securities during the Lock-up Period; or

(N) (x) prior to the date of the Underwriting Agreement, any sale, transfer or other disposition of all or substantially all of the undersigned’s and its affiliates’ Restricted Securities pursuant to a single transaction or series of related transactions, or (y) post consummation of the Public Offering, any tenders, mergers, consolidations, sales, transfers or other disposition in response to a bona fide third-party takeover bid or such other acquisition transaction, in each case, that is made to all holders of Common Stock whereby, if consummated, more than 50% of the outstanding Common Stock would be acquired by a third party (other than the Institutional Stockholders (as defined below) and any “group” (within the meaning of Section 13(d)(3) of the Exchange Act”)) of which any Institutional Stockholder is a member)); provided, that in the event that such tender, merger, consolidation, sale, transfer, disposition or takeover bid is not completed, the Restricted Securities shall remain subject to the terms of this Letter Agreement;

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(O) any restructuring transactions to effectuate the “Up-C” structure and related Transactions (as defined in the Pricing Disclosure Package) in the manner set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

provided that in the case of any transfer or distribution pursuant to (1) clauses (B) through (H) or (J), such transfer, donation or distribution shall not involve a disposition for value and each donee, devisee, transferee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement; (2) clauses (B) through (H), (L) or the entry into any plan contemplated by clause (M), no filing by any party (donor, donee, devisee, transferor, transferee, distributer, distributee or plan entrant) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution or plan entrance, plan establishment or plan existence (other than a filing on a Form 5 made after the expiration of the Lock-up Period); and (3) clause (J) or (K), it shall be a condition to such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer.

If any of the entities listed on Schedule A hereto or any of their respective transferee of a Permitted Transfer (as defined in the Second Amended and Restated Limited Liability Company Agreement) (each such entity, an “Institutional Stockholder”) or any other transferee that receives Restricted Securities directly or indirectly from any Institutional Stockholder (collectively, but excluding the undersigned, the “Triggering Stockholders”), is granted a release or waiver from any lock-up agreement executed with the Representatives in connection with the Public Offering prior to the expiration of the Lock-up Period, then the undersigned shall also be granted an early release from its obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (provided that, for such purposes, one share of Class B Common Stock and one LLC Interest shall count as one Restricted Security) rounded down to the nearest whole security equal to the product of (i) the total percentage of Restricted Securities (assuming the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for shares of Common Stock) held by the Triggering Stockholder immediately following the consummation of the Public Offering that are being released from the lock-up agreement multiplied by (ii) the total number of Restricted Securities (assuming the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for shares of Common Stock) held by the undersigned immediately following the consummation of the Public Offering. Notwithstanding the foregoing, if such early release or waiver is granted in connection with an underwritten public offering of Common Stock registered pursuant to the Securities Act (a “Secondary Offering”), then the securities of the undersigned shall only be granted an early release, on a pro rata basis with and otherwise on the same terms as any other security holders in such Secondary Offering, with respect to such number of shares of Common Stock held by the undersigned that are sold in such Secondary Offering (or, in the case of a “synthetic secondary offering,” the number of shares of Common Stock held by the undersigned that are repurchased by the Company, Bioventus LLC or other Bioventus Parties from the net proceeds of Common Stock sold in such Secondary Offering). The provisions of this paragraph will not apply unless and until the Representatives have waived such prohibitions or released any party or parties locked-up in connection with the Public Offering with respect to Restricted Securities in respect of 2% in the aggregate of (x) prior to consummation of the Public Offering, the outstanding Restricted Securities or (y) post consummation of the Public Offering, the outstanding shares of Series A Common Stock, in each case, subject to restrictions similar to those included in this Letter Agreement. The Representatives shall use reasonable efforts to provide notice to the undersigned upon the occurrence of a release of a Triggering Stockholder of its obligations under any lock-up agreement executed in connection with the Public Offering that gives rise to a corresponding release of the undersigned’s lock-up pursuant to the terms of this paragraph; provided that the failure to

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provide such notice shall not give rise to any claim or liability against the Representatives or the Underwriters. In addition, in the event the Representatives agree to less restrictive or otherwise more favorable terms in any lock-up agreement executed in connection with the Public Offering by an Institutional Stockholder other than the undersigned, such terms will automatically apply to this Letter Agreement. The terms of this paragraph only apply if the undersigned is an Institutional Stockholder.

[If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.]

[If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Class A Common Stock the undersigned may purchase in the Public Offering.]

If the undersigned is an officer or director of the Company, (i) the Representatives, on behalf of the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Restricted Securities, the Representatives, on behalf of the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives, on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such announcement. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Class A Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form C RS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

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The undersigned understands that, if (a) the Underwriting Agreement does not become effective by June 15, 2021, (b) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, (c) either the Company, on the one hand, or the Representatives, on the other hand, notifies the other in writing that it does not intend to proceed with the Public Offering or (d) the registration statement filed with the SEC in connection with the Public Offering is withdrawn, the undersigned shall be released from, all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows]

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Very truly yours,

[ENTITY]

By:
Name:
Title:

Address:

Schedule A

Smith & Nephew, Inc.*

Smith & Nephew OUS, Inc.*

Smith & Nephew (Europe) B.V.*

EW Healthcare Partners Acquisition Fund, L.P.

Spindletop Healthcare Capital L.P.

Pantheon Global Co-Investment Opportunities Fund L.P.

Ampersand CF Limited Partnership

Ampersand 2020 Limited Partnership

Alta Partners VIII, L.P.

White Pine Medical LLC

*Upon consummation of the Public Offering, Smith & Nephew OUS, Inc. will no longer be in existence and Smith & Nephew, Inc. and Smith & Nephew (Europe) B.V. will be the only Smith & Nephew entities subject to lock-up.